SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 22, 1999


                             RICHFOOD HOLDINGS, INC.
               (Exact name of registrant as specified in charter)



     Virginia                      0-16900                    54-1438602
 ---------------                 -----------             -------------------
 (State or other                 (Commission                (IRS Employer
 jurisdiction of                 File Number)            Identification No.)
  incorporation)


                   4860 Cox Road, Suite 300
                     Glen Allen, Virginia                   23060
           ----------------------------------------       ----------
           (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (804) 915-6000
                                                           --------------

                                 Not Applicable
          ------------------------------------------------------------
          (former name or former address if changed since last report)



                               Page 1 of 4 pages.
                        Exhibit Index appears on page 4.

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5:   OTHER EVENTS
-------   ------------




      On April 22, 1999, Giant Food Stores, Inc. of Carlisle, Pennsylvania ("Giant"), the Company's largest customer, informed the Company that its existing supply contract (scheduled to expire December 31, 1999)would not be renewed. In July 1998, Giant initiated a confidential bidding process for a new supply contract by soliciting competitive bids from a number of qualified food wholesalers. In January 1999, Giant notified the Company that Giant had selected the Company as its long-term supplier, and that Giant was prepared to enter into a new supply agreement with the Company, subject to completion of definitive documentation. The documentation process was interrupted prior to final contract execution, at Giant's request. Subsequently, Koninklijke Ahold N.V., Giant's parent company, announced its pending acquisition of Pathmark Stores, Inc. On April 22, the Company was informed by Giant that, notwithstanding earlier indications, the existing supply contract would not be renewed.

      Additional information with respect to the Giant supply contract is included in the Company's press release, dated April 23, 1999, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.




ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- ------------------------------------------------------------------

a.)     Financial Statements.
        ---------------------

               None


b.)     Pro Forma Financial Statements.
        -------------------------------

               None


c.)     Exhibits.
        ---------

                            Number             Exhibit
                            ------             -------

                             99.1              Press release

                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             RICHFOOD HOLDINGS, INC.



Date:  April 30, 1999   By:    /s/ John C. Belknap
                            ----------------------------------------------
                               John C. Belknap
                               Executive Vice President, Chief Financial Officer
                               and Secretary

                                  EXHIBIT INDEX
                                  -------------

         Number            Exhibit                 Page
         ------            -------                 ----

          99.1             Press release            5